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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): March 29, 2004

                              THACKERAY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

             1-8254                               04-2446697
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   (Commission File Number)           (I.R.S. Employer Identification No.)

      350 FIFTH AVENUE, SUITE 2723
            NEW YORK, N.Y.                                 10118
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   (Address of Principal Executive Offices)             (Zip Code)


                                 (212) 564-3393
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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
Item 12.   Results of Operations and Financial Condition
           ---------------------------------------------

           On March 29, 2004, Thackeray Corporation issued a press release announcing results for the fiscal year ended December 31, 2003. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.





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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THACKERAY CORPORATION



                                       By: /s/ Jules Ross
                                           -------------------------------------
                                           Name:  Jules Ross
                                           Title: Vice-President, Treasurer and
                                                  Secretary

Date: March 30, 2004